Loss Per Share	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Loss per share
9.	Loss per share

Basic and diluted net loss per share for each of the years presented are calculated as follow:

	For the year ended December 31,
	2015	2016	2017
Numerator:
Net loss attributable to ordinary shareholders	(18,021,737)	(37,512,212)	(50,384,176)
Denominator:
Weighted average number of ordinary shares- basic and diluted	8,693,655	9,439,028	21,752,757
Net loss per share-basic and diluted	(2.07)	(3.97)	(2.32)

The Group has determined that its convertible preferred shares are participating securities as the preferred shares participate in undistributed earnings on an as-if-converted basis. The holders of the preferred shares are entitled to receive dividends on a pro rata basis, as if their shares had been converted into ordinary shares. Accordingly, the Group used the two-class method of computing earnings per share, for ordinary and preferred shares according to participation rights in undistributed earnings, However, undistributed net loss is only allocated to ordinary shareholders because holders of preferred shares were not contractually obligated to share losses.

As a result of the Group’s net loss for the three years ended December 31, 2015, 2016 and 2017, preferred shares, share options, non-vested restricted shares and warrants outstanding in the respective periods were excluded from the calculation of diluted loss per share as their inclusion would have been anti-dilutive.

	As of December 31,
	2015	2016	2017
Number of Series A1 Shares outstanding	8,466,665	8,466,665	—
Number of Series A2 Shares outstanding	8,442,221	8,442,221	—
Number of Series B1 Shares outstanding	—	5,562,335	—
Number of Series B2 Shares outstanding	—	3,973,096	—
Share options	4,309,232	7,228,141	6,548,377
Non-vested restricted shares	2,948,148	2,309,490	693,333
Warrants	461,808	461,808	—